                                                                   EXHIBIT 10.44

                      NOTE AND WARRANT PURCHASE AGREEMENT

          NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement"), dated as of May
                                                    ---------
10, 2001, by and between HealthCentral.com, a Delaware corporation (the "Company"), and the persons and entities listed on Exhibit A attached hereto
 -------                                           ---------
(each a "Purchaser" and together the "Purchasers").
         ---------                    ----------

          WHEREAS, the Company desires to issue and sell and the Purchasers desire to purchase secured promissory notes in substantially the form attached to this Agreement as Exhibit B (the "Notes") and warrants to purchase Common
                     ---------       -----
Stock of the Company (the "Shares") in substantially the form attached to this
                           ------
Agreement as Exhibit C (the "Warrants").  The Warrants and the Shares are
             ---------       --------
collectively referred to herein as the "Securities."
                                        ----------

          WHEREAS, the Company has agreed to effect the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"),
                                                          --------------
pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchasers attached hereto as Exhibit D (the "Registration
                                                  ---------       ------------
Rights Agreement"); and
----------------

          WHEREAS, the sale of the Securities by the Company to the Purchasers will be effected in reliance upon an exemption from securities registration in accordance with Section 4(2) of the Securities Act and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under
                                                            ----------
the Securities Act.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, the Company and the Purchaser hereby agree as follows:

1.        PURCHASE AND SALE OF THE SHARES.

          1.1  Sale and Issuance of Notes and Warrants.  Subject to the terms
               ---------------------------------------
and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser a Note in the principal amount specified with respect to such Purchaser on Exhibit A to this
                                                             ---------
Agreement, and a Warrant to purchase the number of shares of Common Stock specified with respect to such Purchaser on Exhibit A to this Agreement, which
                                            ---------
number of shares shall be calculated on the basis of five (5) shares per $1.00 in principal under such Purchaser's Note. The purchase price of each Note shall be equal to 100% of the principal amount of such Note, and the purchase price of each Warrant shall be $0.0001 for each share of Common Stock issuable thereunder. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Notes and Warrants to each of the Purchasers are separate sales.

          (b)  Closing; Delivery.  The purchase and sale of the Notes and
               -----------------
Warrants shall take place in one or more closings (each a "Closing") at the
                                                           -------
offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 5:00 p.m., on May 10, 2001, or at such other time and place as the Company and the Purchasers purchasing the Notes agree upon, orally or in writing, provided that at the first such Closing a minimum of $1,000,000 in Notes are issued and sold to the Purchasers and provided that up to a maximum of $4,000,000 in aggregate Notes may be issued and sold to the Purchasers (and any additional Purchasers who may be added to Exhibit A after the date hereof at the
                                          ---------
Company's discretion by executing signature pages to the applicable Transaction Documents) within 60 days after the date of the first closing. At each Closing, the Company shall deliver to each Purchaser the Note and Warrant to be purchased by such Purchaser against payment of the purchase price therefor by check or by wire transfer to the Company's bank account.

          1.3  Certain Definitions.  When used herein, (A) "business day" shall
               -------------------                          ------------
mean any day on which the New York Stock Exchange and commercial banks in the city of San Francisco are open for business, (B) an "affiliate" of a party shall
                                                     ---------
mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the
                         -------
ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2.        REPRESENTATIONS AND WARRANTIES OF EACH OF THE PURCHASERS.

          Each of the Purchasers hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

          2.1  Authorization; Enforceability.  Such Purchaser, if an entity, is
               -----------------------------
duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Notes and the Warrants and to execute and deliver this Agreement. This Agreement constitutes such Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

          2.2  Accredited Investor; Investment Intent.  Such Purchaser is an
               --------------------------------------
accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities solely for his or its own account for investment purposes as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act or sales registered under the Securities Act; provided, however that in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with federal and state securities laws applicable to such sale, transfer or disposition.

          2.3  Information.  The Company has provided such Purchaser with
               -----------
information regarding the business, operations and financial condition of the Company, and has granted to such Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Notes and Warrants hereunder.

          2.4  Limitations on Disposition.  Such Purchaser acknowledges that,
               --------------------------
except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

          2.5  Legend.  Such Purchaser understands that the certificates
               ------
representing the Securities will bear at issuance a restrictive legend in substantially the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may
                --------------
               not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale."

          Notwithstanding the foregoing, it is agreed that, as long as (A) the resale of any of the Shares is registered pursuant to an effective registration statement, (B) the Shares can be sold to the public pursuant to Rule 144 under the Securities Act ("Rule 144") and a registered broker dealer provides to the
                     --------
Company a customary broker's Rule 144 letter, or (C) the Shares are eligible for sale to the public, without limitation as to the amount of or manner in which the Shares may be sold, under Rule 144(k) or any successor provision, the Shares shall be issued without any legend or other restrictive language and, with respect to Shares upon which such legend is stamped, the Company shall issue new certificates without the legend to the holder upon request.

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby makes the following representations and warranties to each of the Purchasers that, as of the date of this Agreement and as of the initial Closing Date, except as disclosed in a document (the "Disclosure
                                                              ----------
Schedule") delivered to each of the Purchasers prior to the Closing:
--------

          3.1  Organization, Good Standing and Qualification.  Each of the
               ---------------------------------------------
Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted.

          3.2  Authorization; Consents.  The Company has the requisite corporate
               -----------------------
power and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Notes, (iii) the Warrants, (iv) the Security Agreement attached as Exhibit E hereto, (v) the Registration Rights Agreement, (vi) all
            ---------
other agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at the Closing (the instruments described in (i) through (vi) being collectively referred to herein as the "Transaction
                                                                  -----------
Documents") and to issue and sell the Notes and Warrants to the Purchaser in
---------
accordance with the terms hereof. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. (the "NASD") or otherwise).
                    ----

          3.3  Enforcement.  The Transaction Documents constitute valid and
               -----------
legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

          3.4  Disclosure Documents; Agreements; Financial Statements; Other
               -------------------------------------------------------------
Information.  The Company has filed with the Commission: (i) the Company's
-----------
Annual Report on Form 10-K for the year ended December 31, 2000, (ii) all Current Reports on Form 8-K required to be filed by the Company with the Commission since December 31, 2000 (collectively, the "Disclosure Documents").
                                                       --------------------
The Company is not aware of any event occurring on or prior to the Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed, and as of the Closing Date will conform, in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and such Disclosure Document did not, as of the date of such filing, and will not, as of the Closing Date, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that any information set forth in any Disclosure Document that is a forward-looking statement as defined in Rule 175(c) promulgated by the Commission under the Securities Act shall not be deemed to contain an untrue statement of material fact as long as such forward-looking statement was made with a reasonable basis and in good faith.

          3.5  Capitalization.  The capitalization of the Company as of April
               --------------
30, 2001, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock is set forth in the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed in the Disclosure Schedule, or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

          3.6  Valid Issuance.  The Warrants and the Shares are duly authorized
               --------------
and, when issued, sold and delivered in accordance with the terms of this Agreement and the Company's Certificate of Incorporation, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of each of the Purchasers in this Agreement, will be issued, sold and delivered in compliance with all applicable federal and state securities laws and (iii) upon exercise of the Warrants, the Shares will be entitled to all of the rights, preferences and privileges of the holders of the Common Stock of the Company.

          3.7  No Conflict with Other Instruments.  The execution,  delivery and
               ----------------------------------
performance of this Agreement and the other Transaction Documents, and consummation of the transactions contemplated hereby and thereby will not result in (a) a violation of any provision of the Certificate of Incorporation or by-laws of the Company or its subsidiaries, (b) a violation of any Law (as defined below) or any judgment, decree, order, regulation or rule of any court or other Governmental Entity applicable to the Company, or (c) any violation of any provision, instrument or contract to which the Company or any of its subsidiaries is a party or by which any of their assets are subject, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities. "Law" shall mean any statute, ordinance,
                                       ---
code, rule, regulation or order enacted, adopted, promulgated, applied or followed by any Governmental Entity.

          3.8  Solicitation.  Neither the Company nor any of its subsidiaries or
               ------------
affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act.

          3.9  No Other Secured Debt.  The Company has no other secured debt,
               ---------------------
other than the Notes and capitalized lease obligations.

          3.10 No Material Undisclosed Liability. Except as described in the
               ----------------------------------
Disclosure Schedule and Disclosure Documents, to the Company's knowledge, there is no material liability against the Company or any of its subsidiaries, or against any officer or director of the Company or any such subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

4.        COVENANTS OF THE COMPANY AND THE PURCHASERS.

          4.1  Provision of Information.  The Company shall provide each
               ------------------------
Purchaser, as long as the Purchaser holds any Warrants or Shares, with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission.

5.        CONDITIONS TO CLOSING.

          5.1  Conditions to Each Purchaser's Obligations at Closing.  Each
               -----------------------------------------------------
Purchaser's obligations at the Closing, including without limitation his or its obligation to purchase the Notes and Shares, are conditioned upon the fulfillment (or waiver by such Purchaser) of each of the following events as of the Closing Date:

               5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

               5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

               5.1.3 the Company and each of the other Purchasers shall have executed and delivered the applicable Transaction Documents;

               5.1.4 except for the effects of the Company's continued use of cash in the ordinary course of business, there shall have been no material adverse changes in the Company's consolidated business or financial condition since the date of the Company's most recent financial statements delivered to the Purchasers;

               5.1.5 there shall be no action or proceeding by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") or
                                                      -------------------
NASD, pending or threatened, challenging or seeking to restrain or prohibit the purchase and sale of the Securities or any of the other transactions contemplated by this Agreement or seeking to obtain damages from either party hereto in connection with the purchase and sale of the Securities or any of the other transactions contemplated by this Agreement; and

               5.1.6 there shall be no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary injunction, permanent injunction or other order, enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the purchase and sale of the Securities in effect.

          5.2  Conditions to Company's Obligations at Closing.  The Company's
               ----------------------------------------------
obligations at the Closing are conditioned upon the fulfillment (or waiver by the Company) of each of the following events as of the Closing Date:

               5.2.1 the representations and warranties of each of the Purchasers shall be true and correct in all material respects as of such date as if made on such date;

               5.2.2 each of the Purchasers shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Purchaser on or before the Closing;

               5.2.3 there shall be no action or proceeding by or before any Governmental Entity or NASD, pending or threatened, challenging or seeking to restrain or prohibit the purchase and sale of the Securities or any of the other transactions contemplated by this Agreement or seeking to obtain damages from either party hereto in connection with the purchase and sale of the Securities or any of the other transactions contemplated by this Agreement; and

               5.2.4 there shall be no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary injunction, permanent injunction or other order, enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the purchase and sale of the Securities in effect.

6.        MISCELLANEOUS.

          6.1  Survival; Severability.  The representations, warranties and
               ----------------------
covenants made by the parties herein shall survive for twelve months after the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

          6.2  No Third Party Beneficiaries; No Assignment.  The terms and
               -------------------------------------------
conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignors any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither the Company nor any of the Purchasers may assign its rights and obligations under this Agreement, except that a Purchaser may assign its rights and obligations hereunder in connection with a permitted transfer of the entire interest of such Purchaser's Note and Warrant as provided thereunder.

          6.3  No Reliance.  Each Purchaser acknowledges that such Purchaser (i)
               -----------
has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of such Purchaser's obligations hereunder and thereunder, and (iv) has consulted with his or its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that such Purchaser has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on such Purchaser's own independent judgment and on the advice of his or its advisors as such Purchaser has deemed necessary, and not on any view (whether written or oral) expressed by any other party.

          6.4  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed under the laws of the State of California without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in San Francisco or Alameda County in the State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.5  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          6.6  Headings.  The headings used in this Agreement are used for
               --------
convenience only and are not to be considered in construing or interpreting this Agreement.

          6.7  Notices.  Any notice, demand or request required or permitted to
               -------
be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., California time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the Purchasers as shown on Exhibit A and addressed to the Company as follows:
   ---------

     If to the Company:

          HealthCentral.com
          6005 Shellmound Street, Suite 250
          Emeryville, CA 94608
          Attn: Chief Executive Officer
          Fax: 510-250-2703

     with a copy to:

          Venture Law Group
          2775 Sand Hill Road
          Menlo Park, CA 94025
          Attn: Mark A. Medearis
          Fax: 650-233-8386

     6.8  Expenses.  The Company and each of the Purchasers shall pay their own
          --------
costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     6.9  Entire Agreement; Amendments.  This Agreement and the other
          ----------------------------
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchasers holding all of the outstanding Notes and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

     6.10 Finder's Fee.  Each party represents that it neither is nor will be
          ------------
obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company and the other Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each of the Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                                           HEALTHCENTRAL.COM


                                           By: /s/ C. Fred Toney
                                               ---------------------------------
                                           Name:  C. Fred Toney
                                                  ------------------------------
                                           Title: Chief Executive Officer
                                                  ------------------------------

             SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                                 PURCHASERS:


                                    PORRIDGE, LLC

                                    By:    /s/ Arthur J. Samberg
                                           -------------------------------------

                                    Name:  Arthur J. Samberg
                                           -------------------------------------

                                    Title: Managing Partner
                                           -------------------------------------


                                    PAW OFFSHORE FUND, LTD.

                                    By:    /s/ John Ernenwein
                                           -------------------------------------

                                    Name:  John Ernenwein
                                           -------------------------------------

                                    Title: Chief Op. Officer of Inv. Advisor
                                           -------------------------------------


                                    PAW PARTNERS, LP.

                                    By:    /s/ John Ernenwein
                                           -------------------------------------

                                    Name:  John Ernenwein
                                           -------------------------------------

                                    Title: Chief Op. Officer of G.P.
                                           -------------------------------------


                                    HELZEL KIRSHMAN, L.P.

                                    By:    /s/ Lawrence B. Helzel
                                           -------------------------------------

                                    Name:  Lawrence B. Helzel
                                           -------------------------------------

                                    Title: General Partner
                                           -------------------------------------

            SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

                                    HORNTHAL LIVING TRUST

                                    By:    /s/ James Hornthal
                                           -------------------------------------

                                    Name:  James Hornthal
                                           -------------------------------------

                                    Title: Trustee
                                           -------------------------------------


                                    C. FRED TONEY

                                    By:    /s/ C. Fred Toney
                                           -------------------------------------

                                    Name:  C. Fred Toney
                                           -------------------------------------

                                    Title: _____________________________________


                                    BANK ONE TRUST COMPANY, N.A. AS TRUSTEE OF
                                    RONALD L. CHEZ IRA

                                    By:    /s/ Ruth A. Schaumberger
                                           -------------------------------------

                                    Name:  Ruth A. Schaumberger
                                           -------------------------------------

                                    Title: Vice President
                                           -------------------------------------


                                    LEO B. AND FLORENCE HELZEL LIVING TRUST

                                    By:    /s/ Leo B. Helzel
                                           -------------------------------------

                                    Name:  Leo B. Helzlel
                                           -------------------------------------

                                    Title: Trustee
                                           -------------------------------------

            SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

                                    HENRY F. BANNISTER

                                    By:    /s/ Henry F. Bannister
                                           ----------------------

                                    Name:      Henry F. Bannister
                                           ----------------------

                                    Title: ______________________


                                   THE LEONARD AND DENA OPPENHEIM REVOCABLE
                                   TRUST DATED 1/6/00

                                    By:    /s/ Leonard A. Oppenheim
                                           ------------------------

                                    Name:  Leonard A. Oppenheim
                                           ------------------------

                                    Title: Trustee
                                           ------------------------


                                    LARRY ZALK

                                    By:    /s/ Larry Zalk
                                           ------------------------

                                    Name:  Larry Zalk
                                           ------------------------

                                    Title: ________________________


                                    UBS PAINEWEBBER INC., NOT IN ITS CORPORATE
                                    CAPACITY BUT SOLELY AS CUSTODIAN FOR THE
                                    INDIVIDUAL RETIREMENT ACCOUNT OF CHARLES
                                    FREDERICK TONEY JR.

                                    By:    /s/ Stephen Massocca
                                           ------------------------

                                    Name:  Stephen Massocca
                                           ------------------------

                                    Title: President
                                           ------------------------

             SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

                                    THE KEVIN R.E. CASTNER SEPARATE PROPERTY
                                    REVOCABLE TRUST, DATED FEBRUARY 16, 2001

                                    By:    /s/ Kevin R.E. Castner
                                           ------------------------

                                    Name:  Kevin R.E. Castner
                                           ------------------------

                                    Title: Trustee
                                           ------------------------

             SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

                                   EXHIBIT A

                            SCHEDULE OF PURCHASERS

First Closing:  May 10, 2001

                                                                                   Number of Shares Underlying
                                                                                   ---------------------------
            Name/Address                      Principal Amount of Note                        Warrant
            ------------                      ------------------------                        -------
Porridge, LLC                                        $1,000,000                              5,000,000
c/o Pequot Capital
500 Nyala Farm Rd.
Westport, CT 06880
Attn: Amy Jennings & Arthur J.
Samberg

PAW Offshore Fund, Ltd.                              $  550,000                              2,750,000
10 Glenville Street
Greenwich, CT 06831-3638
Attn: John Ernenwein & Peter Wright

PAW Partners, LP                                     $  450,000                              2,250,000
10 Glenville Street
Greenwich, CT 06831-3638
Attn: John Ernenwein & Peter Wright

Helzel Kirshman, L.P.                                $  100,000                                500,000
5550 Redwood Road, Suite 4
Oakland, CA 94619
Attn: Larry Helzel, G.P.

Hornthal Living Trust                                $  300,000                              1,500,000
2234 Beach Street
San Francisco, CA 94123
Attn: J. Hornthal Trustee

C. Fred Toney                                        $  100,000                                500,000
3383 Clay Street
San Francisco, CA  94118
Attn: C. Fred Toney

Subtotal of First Closing                            $2,500,000                             12,500,000

                               EXHIBIT A (con.)

                            SCHEDULE OF PURCHASERS

Other Closings:
---------------

                                                                                   Number of Shares Underlying
                                                                                   ---------------------------
            Name/Address                      Principal Amount of Note                        Warrant
            ------------                      ------------------------                        -------
May 11, 2001
------------

Leo B. and Florence Helzel Living                    $  200,000                              1,000,000
Trust
5550 Redwood Road, Suite 4
Oakland, CA 94619
Attn: Leo Helzel

May 15, 2001
------------

Ronald L. Chez IRA                                    $  200,000                             1,000,000
605 West Madison
Tower #3 - Suite 311
Chicago, IL 60661
Attn: Ronald Chez

May 21, 2001
------------

Henry F. Bannister                                    $  100,000                               500,000
15 Sunrise Lane
Larkspur, CA 94939

May 25, 2001
------------

The Leonard and Dena Oppenheim                        $  200,000                             1,000,000
Revocable Trust Dated 1/6/00
138 Diablo View Drive
Orinda, CA 94563

May 29, 2001
------------

Larry Zalk                                            $  100,000                               500,000
51 Falmouth Street
Short Hills, NJ 07078

                               EXHIBIT A (con.)

                            SCHEDULE OF PURCHASERS

Other Closings:
---------------

                                                                                   Number of Shares Underlying
                                                                                   ---------------------------
            Name/Address                      Principal Amount of Note                        Warrant
            ------------                      ------------------------                        -------
June 1, 2001
------------

UBS Painewebber                                       $  100,000                               500,000
as IRA custodian for Charles
Frederick Toney Jr.
c/o Pacific Growth Equities
4 Maritime Plaza
San Francisco, CA 94111
Attn: Brian Smith

The Kevin R.E. Castner Separate                       $  100,000                               500,000
Property Revocable Trust, dated
February 16, 2001
c/o Merril Lynch
600 California Street, 8th Floor
San Francisco, CA 94108

Subtotal of Other Closings                            $1,000,000                             5,000,000
Subtotal of First Closing                             $2,500,000                            12,500,000
Total of all Closings                                 $3,500,000                            17,500,000

                                   EXHIBIT B
                                   ---------

                                 FORM OF NOTE
                                 ------------

                            Filed as Exhibit 10.45

                                   EXHIBIT C
                                   ---------

                                FORM OF WARRANT
                                ---------------

                            Filed as Exhibit 10.46

                                   EXHIBIT D
                                   ---------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                            Filed as Exhibit 10.49

                                   EXHIBIT E
                                   ---------

                              SECURITY AGREEMENT
                              ------------------

                             Filed as Exhibit 10.47

                                   EXHIBIT F
                                   ---------

                              DISCLOSURE SCHEDULE
                              -------------------

3.5  Capitalization

Authorized Capital Stock:

Common Stock           100,000,000

Preferred                5,000,000

Issued and Outstanding:

Common Stock            50,661,038

Preferred Stock            480,000

Stock Option Plans:

                         Reserved for Issuance  Available for Grant  Outstanding

1998 Plan                3,000,000              1,268,559            1,148,776

1999 Plan                5,412,500              2,936,429            2,476,071

Directors' Plan            312,500                293,750               18,750


3.10 No Material Undisclosed Liability

On January 29, 2001, XOR, Inc. filed an action in Adams County, Colorado District Court (Case No. 01 CV 108) against HealthCentral.com. The complaint alleges breach of contract, unjust enrichment and promissory estoppel. The complaint alleges monetary damages of approximately $1.3 million. The Company has responded with an Answer and Counter Claim for breach of contract and has retained the law firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, to vigorously defend against this claim. The Company's financial statements have capitalized $0.5 million related to XOR.